EXHIBIT 10.9.1
AMENDMENT NO. 1
TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
OF HCPI/UTAH, LLC,
A Delaware limited liability company
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH, LLC (“Amendment”) is made and entered into effective as of the 30th day of June, 1999 by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”), Boyer Providence Medical Associates, L.C., a Utah limited liability company (“Boyer Providence”), Boyer-BPMA Holdings, L.C., a Utah limited liability company (“Boyer-BPMA”), and Spring Creek Medical Building L.L.C., a Utah limited liability company (“Spring Creek”).
RECITALS
A.Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah dated as of January 20, 1999 (the “LLC Agreement”).
B.Pursuant to that certain Contribution Agreement and Escrow Instructions dated January 20, 1999, as amended (the “Contribution Agreement”), between Managing Member, HCPI/Utah, Boyer, Boyer Providence, and the parties identified as “Transferors” on the signature page thereto, Boyer Providence has, concurrently herewith, contributed the Property known as “Creekside” to HCPI/Utah in exchange for Non-Managing Member Units (the “Contribution”).
C.Boyer Providence has directed that the Non-Managing Member Units deliverable to it in accordance with the foregoing be assigned to its members, Boyer-BPMA and Spring Creek.
D.Managing Member hereby consents to the foregoing assignment and to the admission of Boyer BPMA and Spring Creek as Members of HCPI/Utah.
E.Prior to the Contribution, Boyer Providence had master leased the space within the medical office building constructed on the Creekside Property to Spring Creek pursuant to that certain Creekside Master Lease dated as of December, 1997, as amended by that certain First Amendment to Lease dated February 20, 1998 (the “Master Lease”) by and between Boyer Providence, as landlord, and Spring Creek, as tenant. In connection with the Contribution, HCPI/Utah is succeeding to Boyer Providence’s interests as the landlord under the Master Lease. To secure the performance of Spring Creek’s obligations under the Master Lease, HCPI/Utah has required Spring Creek to pledge certain of its Non-Managing Member Units to HCPI/Utah, as more particularly described in that certain Pledge Agreement of even date herewith between HCPI/Utah and Spring Creek (the “Pledge Agreement”). Managing Member hereby consents to the foregoing pledge.
F.Pursuant to the power granted by Sections 7.3.C(1) and 11.4.C of the LLC Agreement, the Managing Member is executing this Amendment to reflect Boyer-BPMA’s Membership Interest and Spring Creek’s Membership Interest in accordance with the foregoing.

AMENDMENT
NOW, THEREFORE in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:
1.Consent. Managing Member hereby consents to the admission of Boyer- BPMA and Spring Creek as Non-Managing Members of HCPI/Utah and to the pledge by Spring Creek of certain of its Non-Managing Member Units to HCPI/Utah in accordance with the terms of the Pledge Agreement.
2.Amendment. Exhibit A to the LLC Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto.
3.Effect of Amendment. Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.
4.Consent to be Bound by LLC Agreement. Boyer-BPMA and Spring Creek hereby consent to and agree to be bound by all terms of the LLC Agreement, as hereby amended. Boyer-BPMA and Spring Creek hereby acknowledge receipt of a copy of the LLC Agreement.
5.Conflicting Terms. Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.
6.Defined Terms. All terms used in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

HEALTH CARE PROPERTY INVESTORS, INC.,
a Maryland corporation

By:	/s/ Edward J. Henning
Name:	Edward J. Henning
Title:	Senior Vice President, General Counsel
and Corporate Secretary

BOYER PROVIDENCE MEDICAL
ASSOCIATES, L.C. a Utah limited
liability company

By:	The Boyer Company, L.C., a Utah
limited liability company, its Manager

	By:	/s/ H. Roger Boyer
	Name:	H. Roger Boyer
	Title:	Chairman and Manager

BOYER-BPMA HOLDINGS, L.C., a Utah
limited liability company

By:	The Boyer Company L.C., a Utah limited
liability company, its Manager

	By:	/s/ H. Roger Boyer
	Name:	H. Roger Boyer
	Title:	Chairman and Manager

SPRING CREEK MEDICAL BUILDING L.L.C.,
a Utah limited liability company

By:	/s/ Roger A. Olson
Name:	Roger A. Olson
Title:	Member

By:	/s/ Thomas L. Rees
Name:	Thomas L. Rees
Title:	Member

By:	/s/ Gary R. Gibbons
Name:	Gary R. Gibbons
Title:	Member

AMENDMENT NO. 2
TO AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF HCPI/UTAH, LLC,
A Delaware limited liability company
THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH, LLC (“Amendment”) is made and entered into effective as of the 12th day of November, 1999 by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”), Boyer Davis North Medical Associates, Ltd., a Utah limited partnership (“Boyer Davis North”), and the Boyer Company, L.C., a Utah limited liability company (“Boyer”) as managing member or general partner of each other member of HCPI/Utah, LLC.
RECITALS
A.Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of January 20, 1999 as amended by Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of June 30, 1999 (the “LLC Agreement”).
B.Pursuant to that certain Contribution Agreement and Escrow Instructions dated January 20, 1999, as amended (the “Contribution Agreement”), between Managing Member, HCPI/Utah, LLC, Boyer, Boyer Davis North, and the parties identified as “Transferors” on the signature page thereto, Boyer Davis North previously contributed the Property known as “Davis North I” to Davis North I, LLC in exchange for a 100% membership interest in Davis North I, LLC and has concurrently herewith contributed its 100% membership interest in Davis North I, LLC to HCPI/Utah, LLC (the “Contribution”).
C.The Contribution Agreement and the LLC Agreement contemplated that the lender of the Subsequent Property Indebtedness (as defined in the Contribution Agreement) relating to Davis North I would require Davis North I, LLC to be formed as a two member single purpose limited liability company to hold title to Davis North I and in which HCPI/Utah, LLC would hold a ninety-nine percent (99%) non-managing member interest. A wholly-owned subsidiary of the Managing Member would hold a one percent (1%) managing member interest.
D.The lender of the Subsequent Property Indebtedness relating to Davis North I did not require Davis North I, LLC to be formed as a two member single purpose limited liability company, therefore HCPI/Utah, LLC shall be Davis North I, LLC’s sole member.

AMENDMENT
NOW, THEREFORE in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:
1.The definition of “Initial Non-Managing Members” contained in Article I is hereby deleted and replaced with the following:
“Initial Non-Managing Members” means the Non-Managing Members who acquired their Non-Managing Member Units in exchange for the Real Properties.”
2.The following definition of “Post Record Date Subsequent Closing” shall be added to Article I:
“Post Record Date Subsequent Closing” shall mean a Subsequent Closing that occurs after the LLC Record Date established during the same calendar quarter in which such Subsequent Closing occurs.
3.The definition of “Preferred Return Per Unit” contained in Article I is hereby deleted and replaced with the following:
“Preferred Return Per Unit” means with respect to each Non-Managing Member Unit outstanding on an LLC Record Date an amount initially equal to zero, and increased cumulatively on each LLC Record Date by the Preferred Return Per Unit Increase; provided, however, that (i) the increase in the Preferred Return Per Unit on the first LLC Record Date subsequent to December 31, 1998 shall be zero and the increase in the Preferred Return Per Unit on the next following LLC Record Date shall be the Preferred Return Per Unit Increase multiplied by a fraction, the numerator of which is the number of days between the Initial Closing Date and the last day of the calendar quarter in which the Initial Closing occurs and the denominator of which shall be 90 days; (ii) the increase in the Preferred Return Per Unit with respect to the Non-Managing Member Units issued on a Subsequent Closing Date that occurs prior to the LLC Record Date that is established during the same calendar quarter in which such Subsequent Closing Date occurs shall be zero, and the increase in the Preferred Return Per Unit on the next following LLC Record Date with respect to such Non-Managing Member Units shall be the Preferred Return Per Unit Increase multiplied by a fraction, the numerator of which is the number of days between the such Subsequent Closing Date and the last day of the calendar quarter in which such Subsequent Closing occurs and the denominator of which shall be 91 days; (iii) the increase in the Preferred Return Per Unit that occurs on the first LLC Record Date following a Post Record Date Subsequent Closing, with respect to those Non-Managing Member Units issued in connection with such Post Record Date Subsequent Closing, shall be the Preferred Return Per Unit Increase multiplied by a fraction, the numerator of which shall be the number of days in the period commencing on such Post Record Date Subsequent Closing and ending on the last day of the calendar quarter in which such Post Record Date Subsequent Closing occurs, and the denominator of which shall be 91 days.
4.The following definition of “Preferred Return Per Unit Increase” shall be added to Article I:
“Preferred Return Per Unit Increase” means with respect to an LLC Record Date (except as provided in the definition of Preferred Return Per Unit, an amount equal to the product of (i) the cash dividend per REIT Share declared by the Managing Member for holders of REIT Shares on that LLC Record Date, multiplied by (ii) the Adjustment Factor in effect on that LLC Record Date.
5.The definition of “Subsidiary Operating Agreement” contained in Article I is hereby deleted and replaced with the following:
“Subsidiary Operating Agreement” shall mean the Limited Liability Company Agreement of Davis North I, LLC.”
6.The definition of “Transferred Properties” contained in Article I is hereby deleted and replaced with the following:
“Transferred Properties” means the “Properties” as that term is defined in the Contribution Agreement, except for the Property known as “Davis North I” which is to be contributed to Davis North I, LLC and shall also mean a one-hundred percent (100%) membership interest in Davis North I, LLC.”
7.Section 7.3 B(7) is hereby deleted and replaced with the following:
“act on behalf of the Company, in its sole discretion, in the Company’s capacity as the sole member of Davis North I, LLC.”
8.Amendment. Exhibit A to the LLC Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto.
9.Effect of Amendment. Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.
10.Conflicting Terms Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.
11.Defined Terms. All terms used in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

HEALTH CARE PROPERTY INVESTORS, INC.,
a Maryland corporation

By:	/s/ Edward J. Henning
Name:	Edward J. Henning
Title:	Senior Vice President, General Counsel
and Corporate Secretary

BOYER DAVIS NORTH MEDICAL
ASSOCIATES, LTD., a Utah limited partnership

By:	The Boyer Company, L.C., a Utah limited
liability company, its General Partner

	By:	/s/ H. Roger Boyer
	Name:	H. Roger Boyer
	Title:	Chairman and Manager

THE BOYER COMPANY, L.C.,
a Utah limited liability company, as Managing Member or
General Partner of each other Non-Managing Member

	By:	/s/ H. Roger Boyer
	Name:	H. Roger Boyer
	Title:	Chairman and Manager

EXHIBIT A
MEMBERS’ CAPITAL CONTRIBUTIONS

Non-Managing Members
Address:

	with a copy to:	with a copy to:
c/o The Boyer Company, L.C.	Gibson, Dunn & Crutcher LLP	Parr, Waddoups, Brown, Gee & Loveless
127 South 500 East, Suite 310	333 South Grand Avenue	185 South State Street, Suite 1300
Salt Lake City, Utah 84102	Los Angeles, California 90071	Salt Lake City, Utah 84111-1536
Attention: Steven B. Ostler	Attention: Kenneth M. Doran, Esq.	Attention: David E. Gee, Esq.
Telephone No.: (801) 521-4781	Telephone No.: (213) 229-7000	Telephone No.: (801) 532-7840
Facsimile No.: (801) 521-4793	Facsimile No.: (213) 229-7520	Facsimile No.: (801) 532-7750

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Boyer Castle Dale	Castle Dale	$1,800,000	$552,538	$32.00	17,267
Boyer Centerville	Centerville	$1,520,000	$536,717	$32.00	16,772
Boyer Elko	Elko	$2,620,000	$832,395	$32.00	26,012
Boyer Desert Springs	Granger, Tatum	$21,250,000	$3,652,897	$32.00	114,153
Boyer Grantsville	Grantsville	$410,000	$170,806	$32.00	5,338
Boyer Ogden Medical	Ogden Medical	$4,220,000	$25,145	$32.00	786
Boyer Ogden Medical #2	Ogden Women’s	$2,300,000	$1,171,029	$32.00	36,595
Boyer Salt Lake	SLIC	$885,000	$395,210	$32.00	12,350
Boyer St. Mark’s Medical	St. Mark’s I	$10,700,000	$3,352,905	$32.00	104,778
Boyer McKay-Dee	60% Undivided Interest in St. Mark’s II	$8,880,000	$2,281,455	$32.00	71,295
Boyer St. Mark’s #2	40% Undivided Interest in St. Mark’s II	$5,920,000	$1,520,970	$32.00	47,530
Boyer Iomega	Timpanogos	$8,100,000	$2,377,577	$32.00	74,299
Boyer Springville	Springville	$1,500,000	$1,461,700	$32.00	45,678
Boyer Primary Care	Wasatch Family	$1,800,000	$652,622	$32.00	20,394
Total Non-Managing Member Units (Initial Closing)			$18,983,966	593,247

Boyer BPMA Holdings	50% Creekside	$2,131,530.00	$573,952	$32.00	17,936
Spring Creek Medical	50% Creekside	$2,131,530.00	$573,952	$32.00	17,936
Total Non-Managing Member Units (Creekside Closing)			$1,147,904		35,872

Boyer Davis North I Medical Associates, Ltd.	Davis North I	$2,770,000	$394,897	$32.00	12,340
Total Non-Managing Member Units (Davis North I Closing)			$394,897	12,340

Total Non-Managing Member Units	$20,526,767	641,459

Managing Member Address:
with a copy to:
Health Care Property Investors, Inc.	Latham & Watkins
4675 MacArthur Court, Suite 900	650 Town Center Drive, 20th Floor
Newport Beach, California 92660	Costa Mesa, California 92626
Attention: Edward J. Henning, Esq.	Attention: David C. Meckler, Esq.
Telephone No.: (949)221-0600	Telephone No.: (714) 540-1235
Facsimile No.: (949) 221-0607	Facsimile No.: (714) 755-8290

Health Care Property Investors	Initial Closing Cash	$18,897,758	$18,897,758	$32.00	590,555
Health Care Property Investors	Creekside Closing Cash	$2,733,952	$2,733,952	$32.00	85,436
Health Care Property Investors	Davis North I Closing	$2,360,908	$2,360,908	$32.00	73,778
Total Managing Member Units		$23,992,618	$23,992,618		749,769

AMENDMENT NO. 3
TO AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF HCPI/UTAH, LLC,
A Delaware limited liability company
THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH, LLC (“Amendment”) is made effective as of the 12th day of January, 2000 by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”).
RECITALS
A.Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of January 20, 1999 as amended by Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of June 30, 1999 and further Amended by Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of November 12, 1999 (the “LLC Agreement”).
B.Pursuant to Amendment No. 2 to the LLC Agreement, the parties miscalculated the number of Managing Member Units issuable to Managing Member in connection with the assumption by HCPI/Utah, LLC (the “Company”) of indebtedness, the repayment of which is secured by that certain property located in the County of Davis, State of Utah, known as Davis North I.
C.On October 15, 1999 and November 4, 1999, Managing Member made additional Capital Contributions to the Company in order to fund the repayment of indebtedness of the Company. In return for these Capital Contributions, Managing Member is entitled to receive additional Managing Member Units.
D.This Amendment is made to properly reflect the foregoing adjustments to the number of Managing Member Units held by the Managing Member.
AMENDMENT
NOW, THEREFORE the LLC Agreement is hereby amended as follows:
1.Amendment. Exhibit A to the LLC Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto:
2.Effect of Amendment. Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.
3.Defined Terms. All terms in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

HEALTH CARE PROPERTY INVESTORS, INC.,
a Maryland corporation

By:	/s/ Edward J. Henning
Name:	Edward J. Henning
Title:	Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT A
MEMBERS’ CAPITAL CONTRIBUTIONS

Non-Managing Members
Address:
	with a copy to:	with a copy to:
c/o The Boyer Company, L.C.	Gibson, Dunn & Crutcher LLP	Parr, Waddoups, Brown, Gee & Loveless
127 South 500 East, Suite 310	333 South Grand Avenue	185 South State Street, Suite 1300
Salt Lake City, Utah 84102	Los Angeles, California 90071	Salt Lake City, Utah 84111-1536
Attention: Steven B. Ostler	Attention: Kenneth M. Doran, Esq.	Attention: David E. Gee, Esq.
Telephone No.: (801) 521-4781	Telephone No.: (213) 229-7000	Telephone No.: (801) 532-7840
Facsimile No.: (801) 521-4793	Facsimile No.: (213) 229-7520	Facsimile No.: (801) 532-7750

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Boyer Castle Dale	Castle Dale	$1,800,000	$552,538	$32.00	17,267
Boyer Centerville	Centerville	$1,520,000	$536,717	$32.00	16,772
Boyer Elko	Elko	$2,620,000	$832,395	$32.00	26,012
Boyer Desert Springs	Granger, Tatum	$21,250,000	$3,652,897	$32.00	114,153
Boyer Grantsville	Grantsville	$410,000	$170,806	$32.00	5,338
Boyer Ogden Medical	Ogden Medical	$4,220,000	$25,145	$32.00	786
Boyer Ogden Medical #2	Ogden Women’s	$2,300,000	$1,171,029	$32.00	36,595
Boyer Salt Lake	SLIC	$885,000	$395,210	$32.00	12,350
Boyer St. Mark’s Medical	St. Mark’s I	$10,700,000	$3,352,905	$32.00	104,778
Boyer McKay-Dee	60% Undivided Interest in St. Mark’s II	$8,880,000	$2,281,455	$32.00	71,295
Boyer St. Mark’s #2	40% Undivided Interest in St. Mark’s II	$5,920,000	$1,520,970	$32.00	47,530
Boyer Iomega	Timpanogos	$8,100,000	$2,377,577	$32.00	74,299
Boyer Springville	Springville	$1,500,000	$1,461,700	$32.00	45,678
Boyer Primary Care	Wasatch Family	$1,800,000	$652,622	$32.00	20,394
Total Non-Managing Member Units (Initial Closing)			$18,983,966	593,247

Boyer BPMA Holdings	50% Creekside	$2,131,530.00	$573,952	$32.00	17,936
Spring Creek Medical	50% Creekside	$2,131,530.00	$573,952	$32.00	17,936
Total Non-Managing Member Units (Creekside Closing)			$1,147,904		35,872

Boyer Davis North I Medical Associates, Ltd.	Davis North I	$2,770,000	$394,897	$32.00	12,340
Total Non-Managing Member Units (Davis North I Closing)			$394,897	12,340

Total Non-Managing Member Units	$20,526,767	641,459

Managing Member
Address:
with a copy to:
Health Care Property Investors, Inc.	Latham & Watkins
4675 MacArthur Court, Suite 900	650 Town Center Drive, 20th Floor
Newport Beach, California 92660	Costa Mesa, California 92626
Attention: Edward J. Henning, Esq.	Attention: David C. Meckler, Esq.
Telephone No.: (949)221-0600	Telephone No.: (714) 540-1235
Facsimile No.: (949) 221-0607	Facsimile No.: (714) 755-8290

Health Care Property Investors	Initial Closing Cash	$18,897,758	$18,897,758	$32.00	590,555
Health Care Property Investors	Creekside Closing Cash	$2,733,952	$2,733,952	$32.00	85,436
Health Care Property Investors	Davis North I Closing	$320,838	$320,838	$32.00	10,026
Health Care Property Investors	Payoff of Tatum Loan (10/15/99)	$2,776,287	$2,776,287	$26.1125	106,320
Health Care Property Investors	Payoff of Castledale Loan (11/4/99)	$1,070,120	$1,070,120	$26.4625	40,439
Health Care Property Investors	Payoff of Elko Loan (11/4/99)	$1,481,613	$1,481,613	$26.4625	55,989
Health Care Property Investors	Payoff of Granger Loan (11/4/99)	$10,763,043	$10,763,043	$26.4625	406,728
Total Managing Member Units		$38,043,611	$38,043,611		1,295,493

AMENDMENT NO. 4
TO AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF HCPI/UTAH, LLC,
A Delaware limited liability company
THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH, LLC (“Amendment”) is dated as of the 1st of March, 2000, by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”).
RECITALS
A.Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of January 20, 1999 as amended by Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of June 30, 1999, further amended by Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of November 12, 1999, and further amended by Amendment No. 3 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of January 12, 2000 (the “LLC Agreement”).
B.Pursuant to Section 2.5(a) of that certain Contribution Agreement and Escrow Instructions, effective as of January 20, 1999, by and among the Managing Member, HCPI/Utah, LLC (the “Company”), The Boyer Company, L.C., a Utah limited liability company, and each of the parties identified as a “Transferor” on the signature page thereto (the “Contribution Agreement”), the Managing Member is obligated to issue an additional 29,687 Non-Managing Member Units to Boyer Desert Springs, L.C., a Utah limited liability company effective as of December 1, 1999.
C.This Amendment is made to reflect the foregoing issuance of Non-Managing Member Units.
AMENDMENT
NOW, THEREFORE the LLC Agreement is hereby amended as follows:
1.Amendment. Exhibit A to the LLC Agreement, as previously amended, is hereby deleted in its entirety and is replaced with Exhibit A attached hereto, which Exhibit is effective as of December 1, 1999, notwithstanding the later execution and delivery of this Amendment.
2.Effect of Amendment. Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.
3.Defined Terms. All terms in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

HEALTH CARE PROPERTY INVESTORS, INC.,
a Maryland corporation

By:	/s/ Edward J. Henning
Name:	Edward J. Henning
Title:	Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT A
MEMBERS’ CAPITAL CONTRIBUTIONS
(Effective December 1, 1999)

Non-Managing Members
Address:
with a copy to:
c/o The Boyer Company, L.C.	Parr, Waddoups, Brown, Gee & Loveless
127 South 500 East, Suite 310	185 South State Street, Suite 1300
Salt Lake City, Utah 84102	Salt Lake City, Utah 84111-1536

Attention: Steven B. Ostler	Attention: David E. Gee, Esq.
Telephone No.: (801) 521-4781	Telephone No.: (801) 532-7840
Facsimile No.: (801) 521-4793	Facsimile No.: (801) 532-7750

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Boyer Castle Dale	Castle Dale	$1,800,000	$552,538	$32.00	17,267
Boyer Centerville	Centerville	$1,520,000	$536,717	$32.00	16,772
Boyer Elko	Elko	$2,620,000	$832,395	$32.00	26,012
Boyer Desert Springs	Granger, Tatum	$21,250,000	$3,652,897	$32.00	114,153
Boyer Grantsville	Grantsville	$410,000	$170,806	$32.00	5,338
Boyer Ogden Medical	Ogden Medical	$4,220,000	$25,145	$32.00	786
Boyer Ogden Medical #2	Ogden Women’s	$2,300,000	$1,171,029	$32.00	36,595
Boyer Salt Lake	SLIC	$885,000	$395,210	$32.00	12,350
Boyer St. Mark’s Medical	St. Mark’s I	$10,700,000	$3,352,905	$32.00	104,778
Boyer McKay-Dee	60% Undivided Interest in St. Mark’s II	$8,880,000	$2,281,455	$32.00	71,295
Boyer St. Mark’s #2	40% Undivided Interest in St. Mark’s II	$5,920,000	$1,520,970	$32.00	47,530
Boyer Iomega	Timpanogos	$8,100,000	$2,377,577	$32.00	74,299
Boyer Springville	Springville	$1,500,000	$1,461,700	$32.00	45,678
Boyer Primary Care	Wasatch Family	$1,800,000	$652,622	$32.00	20,394
Total Non-Managing Member Units (Initial Closing)			$18,983,966	593,247

Boyer BPMA Holdings	50% Creekside	$2,131,530.00	$573,952	$32.00	17,936
Spring Creek Medical	50% Creekside	$2,131,530.00	$573,952	$32.00	17,936
Total Non-Managing Member Units (Creekside Closing)			$1,147,904		35,872

Boyer Davis North I Medical Associates, Ltd.	Davis North I	$2,770,000	$394,897	$32.00	12,340
Total Non-Managing Member Units (Davis North I Closing)			$394,897	12,340

Boyer Desert Springs.	Granger	$950,000	$950,000	$32.00	29,687
Total Non-Managing Member Units (Davis North I Closing)			$950,000	29,687

Total Non-Managing Member Units	$21,476,767	671,146

Managing Member Address:
with a copy to:
Health Care Property Investors, Inc.	Latham & Watkins
4675 MacArthur Court, Suite 900	650 Town Center Drive, 20th Floor
Newport Beach, California 92660	Costa Mesa, California 92626
Attention: Edward J. Henning, Esq.	Attention: David C. Meckler, Esq.
Telephone No.: (949)221-0600	Telephone No.: (714) 540-1235
Facsimile No.: (949) 221-0607	Facsimile No.: (714) 755-8290

Health Care Property Investors	Initial Closing Cash	$18,897,758	$18,897,758	$32.00	590,555
Health Care Property Investors	Creekside Closing Cash	$2,733,952	$2,733,952	$32.00	85,436
Health Care Property Investors	Davis North I Closing Cash	$320,838	$320,838	$32.00	10,026
Health Care Property Investors	Payoff of Tatum Loan (10/15/99)	$2,776,287	$2,776,287	$26.1125	106,320
Health Care Property Investors	Payoff of Castledale Loan (11/4/99)	$1,070,120	$1,070,120	$26.4625	40,439
Health Care Property Investors	Payoff of Elko Loan (11/4/99)	$1,481,613	$1,481,613	$26.4625	55,989
Health Care Property Investors	Payoff of Granger Loan (11/4/99)	$10,763,043	$10,763,043	$26.4625	406,728
Total Managing Member Units		$38,043,611	$38,043,611		1,295,493

AMENDMENT NO. 5
TO AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF HCPI/UTAH, LLC,
A Delaware limited liability company
THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH, LLC (the “Amendment”) is made effective as of 1st day of December, 2000, by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”).
RECITALS
A.Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah dated as of January 20, 1999, as amended by Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of June 30, 1999, further amended by Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of November 12, 1999, further amended by Amendment No. 3 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of January 12, 2000, and further amended by Amendment No. 4 to Amended and restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of March 1, 2000 (the “LLC Agreement”).
B.Pursuant to Amendment No. 3 to the LLC Agreement, HCPI was erroneously issued Managing Member Units in connection with the repayment of certain loans secured by properties owned by the Company on November 4, 1999 (the “Loans”). Pursuant to that certain promissory note dated November 4, 1999, HCPI made a loan to HCPI/Utah, LLC, a Delaware limited liability company (the “Company”), in the principal amount of Thirteen Million Three Hundred Fourteen Thousand Seven Hundred Seventy Six Dollars ($13,314,776.00). The Company used these funds to repay the Loans. Accordingly, HCPI did not make a capital contribution to the Company as reflected in Amendment No. 3 to the LLC Agreement and was not entitled to receive Managing Member Units in connection therewith.
C.Amendment No. 4 to the LLC Agreement reflected the issuance of additional
Non-Managing Member Units to Boyer Desert Springs, L.C., a Utah limited liability company effective as of December 31, 1999. This Amendment shall have no effect upon such issuance.
D.This Amendment is made to properly reflect the foregoing adjustments to the number of Managing Member Units held by the Managing Member.
AMENDMENT
NOW, THEREFORE the LLC Agreement is hereby amended as follows:
1.Amendment. Exhibit A to the LLC Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto

2.Effect of Amendment. Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.
3.Defined Terms. All terms in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.
IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

HEALTH CARE PROPERTY INVESTORS, INC.,
a Maryland corporation

By:	//Edward J. Henning
Name:	Edward J. Henning
Title:	Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT A
MEMBERS’ CAPITAL CONTRIBUTIONS

Non-Managing Members
Address:
with a copy to:
c/o The Boyer Company, L.C.	Parr, Waddoups, Brown, Gee & Loveless
127 South 500 East, Suite 310	185 South State Street, Suite 1300
Salt Lake City, Utah 84102	Salt Lake City, Utah 84111-1536
Attention: Steven B. Ostler	Attention: David E. Gee, Esq.
Telephone No.: (801) 521-4781	Telephone No.: (801) 532-7840
Facsimile No.: (801) 521-4793	Facsimile No.: (801) 532-7750

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Boyer Castle Dale	Castle Dale	$1,800,000	$552,538	$32.00	17,267
Boyer Centerville	Centerville	$1,520,000	$536,717	$32.00	16,772
Boyer Elko	Elko	$2,620,000	$832,395	$32.00	26,012
Boyer Desert Springs	Granger, Tatum	$21,250,000	$3,652,897	$32.00	114,153
Boyer Grantsville	Grantsville	$410,000	$170,806	$32.00	5,338
Boyer Ogden Medical	Ogden Medical	$4,220,000	$25,145	$32.00	786
Boyer Ogden Medical #2	Ogden Women’s	$2,300,000	$1,171,029	$32.00	36,595
Boyer Salt Lake	SLIC	$885,000	$395,210	$32.00	12,350
Boyer St. Mark’s Medical	St. Mark’s I	$10,700,000	$3,352,905	$32.00	104,778
Boyer McKay-Dee	60% Undivided Interest in St. Mark’s II	$8,880,000	$2,281,455	$32.00	71,295
Boyer St. Mark’s #2	40% Undivided Interest in St. Mark’s II	$5,920,000	$1,520,970	$32.00	47,530
Boyer Iomega	Timpanogos	$8,100,000	$2,377,577	$32.00	74,299
Boyer Springville	Springville	$1,500,000	$1,461,700	$32.00	45,678
Boyer Primary Care	Wasatch Family	$1,800,000	$652,622	$32.00	20,394
Total Non-Managing Member Units (Initial Closing)			$18,983,966	593,247

Boyer BPMA Holdings	50% Creekside	$2,131,530.00	$573,952	$32.00	17,936
Spring Creek Medical	50% Creekside	$2,131,530.00	$573,952	$32.00	17,936
Total Non-Managing Member Units (Creekside Closing)			$1,147,904		35,872

Boyer Davis North I Medical Associates, Ltd.	Davis North I	$2,770,000	$394,897	$32.00	12,340
Total Non-Managing Member Units (Davis North I Closing)			$394,897	12,340

Boyer Desert Springs.	Granger	$950,000	$950,000	$32.00	29,687
Total Non-Managing Member Units (Additional Granger Amount)			$950,000	29,687

Total Non-Managing Member Units	$21,476,767	671,146

Managing Member Address:
with a copy to:
Health Care Property Investors, Inc.	Latham & Watkins
4675 MacArthur Court, Suite 900	650 Town Center Drive, 20th Floor
Newport Beach, California 92660	Costa Mesa, California 92626
Attention: Edward J. Henning, Esq.	Attention: David C. Meckler, Esq.
Telephone No.: (949)221-0600	Telephone No.: (714) 540-1235
Facsimile No.: (949) 221-0607	Facsimile No.: (714) 755-8290

Health Care Property Investors	Initial Closing Cash	$18,897,758	$18,897,758	$32.00	590,555
Health Care Property Investors	Creekside Closing Cash	$2,733,952	$2,733,952	$32.00	85,436
Health Care Property Investors	Davis North I Closing Cash	$320,838	$320,838	$32.00	10,026
Health Care Property Investors	Payoff of Tatum Loan (10/15/99)	$2,776,287	$2,776,287	$26.1125	106,320
Total Managing Member Units			24,728,835		792,337

AMENDMENT NO. 6
TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
OF HCPI/UTAH, LLC,
A Delaware limited liability company
THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH, LLC (“Amendment”) is made and entered into effective as of the 16th day of March, 2001 by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”), and AMARILLO BELL ASSOCIATES, a Utah general partnership (“Amarillo”).
RECITALS
A.Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah dated as of January 20, 1999, as amended by Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of June 30, 1999, further amended by Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of November 12, 1999, further amended by Amendment No. 3 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of January 12, 2000, further amended by Amendment No. 4 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of March 1, 2000, and further amended by Amendment No. 5 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of December l, 2000 (collectively, the “LLC Agreement”).
B.Pursuant to that certain Contribution Agreement and Escrow Instructions dated January 20, 1999, as amended (the “Contribution Agreement”), between Managing Member, HCPI/Utah, LLC, a Delaware limited liability company (“HCPI/Utah”), Amarillo, and the parties identified as “Transferors” on the signature page thereto, Amarillo has, concurrently herewith, contributed the Property known as “Northwest” to HCPI/Utah in exchange for Non-Managing Member Units (the “Contribution”).
C.Managing Members hereby consents to the admission of Amarillo as a Member of HCPI/Utah.
F.Pursuant to the power granted to it by Sections 7.3.C(l) and 11.4.C of the LLC Agreement, the Managing Member is executing this Amendment to reflect Amarillo’s Membership Interest in accordance with the foregoing.
AMENDMENT
NOW, THEREFORE in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.Consent. Managing Member hereby consents to the admission of Amarillo as a Non-Managing Member of HCPI/Utah.
2.Amendment. Exhibit A to the LLC Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto.
3.Effect of Amendment. Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.
4.Consent to be Bound by LLC Agreement. Amarillo hereby consents to and agrees to be bound by all terms of the LLC Agreement, as hereby amended. Amarillo hereby acknowledges receipt of a copy of the LLC Agreement
5.Conflicting Terms Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.
6.Defined Terms. All terms used in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.

[remainder of page intentionally left blank – signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation

By:	/s/ Edward J. Henning
Name:	Edward J. Henning
Title:	Senior Vice President, General Counsel and Corporate Secretary

AMARILLO BELL ASSOCIATES, a Utah general partnership

By:	THE BOYER COMPANY, L.C., a Utah limited liability company, general partner

	By:	/s/ H. Roger Boyer
Name:
Its:

AMARILLO G.C. ASSOCIATES, LTC., a Utah limited partnership, general partner

By:	THE BOYER COMPANY, L.C., a Utah limited liability company, general partner

	By:	/s/ H. Roger Boyer
Name:
Its:

EXHIBIT A MEMBERS’ CAPITAL CONTRIBUTIONS

Non-Managing Members
Address:
with a copy to:
c/o The Boyer Company, L.C.	Parr, Waddoups, Brown, Gee & Loveless
127 South 500 East, Suite 310	185 South State Street, Suite 1300
Salt Lake City, Utah 84102	Salt Lake City, Utah 84111-1536
Attention: Steven B. Ostler	Attention: David E. Gee, Esq.
Telephone No.: (801) 521-4781	Telephone No.: (801) 532-7840
Facsimile No.: (801) 521-4793	Facsimile No.: (801) 532-7750

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Boyer Castle Dale	Castle Dale	$1,800,000	$552,538	$32.00	17,267
Boyer Centerville	Centerville	$1,520,000	$536,717	$32.00	16,772
Boyer Elko	Elko	$2,620,000	$832,395	$32.00	26,012
Boyer Desert Springs	Granger, Tatum	$21,250,000	$3,652,897	$32.00	114,153
Boyer Grantsville	Grantsville	$410,000	$170,806	$32.00	5,338
Boyer Ogden Medical	Ogden Medical	$4,220,000	$25,145	$32.00	786
Boyer Ogden Medical #2	Ogden Women’s	$2,300,000	$1,171,029	$32.00	36,595
Boyer Salt Lake	SLIC	$885,000	$395,210	$32.00	12,350
Boyer St. Mark’s Medical	St. Mark’s I	$10,700,000	$3,352,905	$32.00	104,778
Boyer McKay-Dee	60% Undivided Interest in St. Mark’s II	$8,880,000	$2,281,455	$32.00	71,295
Boyer St. Mark’s #2	40% Undivided Interest in St. Mark’s II	$5,920,000	$1,520,970	$32.00	47,530
Boyer Iomega	Timpanogos	$8,100,000	$2,377,577	$32.00	74,299
Boyer Springville	Springville	$1,500,000	$1,461,700	$32.00	45,678
Boyer Primary Care	Wasatch Family	$1,800,000	$652,622	$32.00	20,394
Total Non-Managing Member Units (Initial Closing)			$18,983,966	593,247

Boyer BPMA Holdings	50% Creekside	$2,131,530.00	$573,952	$32.00	17,936
Spring Creek Medical	50% Creekside	$2,131,530.00	$573,952	$32.00	17,936
Total Non-Managing Member Units (Creekside Closing)			$1,147,904		35,872

Boyer Davis North I Medical Associates, Ltd.	Davis North I	$2,770,000	$394,897	$32.00	12,340
Total Non-Managing Member Units (Davis North I Closing)			$394,897	12,340

Boyer Desert Springs	Granger	$950,000	$950,000	$32.00	29,687
Total Non-Managing Member Units (Additional Granger Amount)			$950,000	29,687

Amarillo Bell Associates	10% Northwest	$572,267.50	$37,447.58	$32.64	1,147
Amarillo Bell Associates	87.462% Northwest	$5,015,352.37	327,524.00	$32.64	10,034
Amarillo Bell Associates	2.538 Northwest	$145,241.49	$9,504.20	$32.64	291
Total Non-Managing Member Units (Additional Granger Amount)		$5,732,861.36	$374,475.77	11,472

Total Non-Managing Member Units	$20,526,792	682,618

Managing Member Address:
with a copy to:
Health Care Property Investors, Inc.	Latham & Watkins
4675 MacArthur Court, Suite 900	650 Town Center Drive, 20th Floor
Newport Beach, California 92660	Costa Mesa, California 92626
Attention: Edward J. Henning, Esq.	Attention: David C. Meckler, Esq.
Telephone No.: (949)221-0600	Telephone No.: (714) 540-1235
Facsimile No.: (949) 221-0607	Facsimile No.: (714) 755-8290

Health Care Property Investors	Initial Closing Cash	$18,897,758	$18,897,758	$32.00	590,555
Health Care Property Investors	Creekside Closing Cash	$2,733,952	$2,733,952	$32.00	85,436
Health Care Property Investors	Davis North I Closing Cash	$320,838	$320,838	$32.00	10,026
Health Care Property Investors	Payoff of Tatum Loan (10/15/99)	$2,776,287	$2,776,287	$26.1125	106,320
Health Care Property Investors	Northwest Closing Cash	$5,270,203	$5,270,203	$32.64	161,464
Total Managing Member Units		$29,999,038	$29,999,038	$154.7525	953,801

AMENDMENT NO. 7
TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
OF HCPI/UTAH, LLC,
A Delaware limited liability company
THIS AMENDMENT NO. 7 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH, LLC (“Amendment”) is made and entered into effective as of the 30th day of March, 2001 by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”), and BOYER DESERT SPRINGS, L.C., a Delaware limited liability company (“Desert Springs”).
RECITALS
A.Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah dated as of January 20, 1999, as amended by Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of June 30, 1999, further amended by Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of November 12, 1999, further amended by Amendment No. 3 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of January 12, 2000, further amended by Amendment No. 4 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of March 1, 2000, and further amended by Amendment No. 5 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of December 1, 2000, and further amended by Amendment No. 6 to Amended and Restated Limited Liability Company Agreement of HCPI Utah, LLC, dated as of March 15, 2001 (the “LLC Agreement”).
B.Pursuant to that certain Contribution Agreement and Escrow Instructions dated January 20, 1999, as amended (the “Contribution Agreement”), between Managing Member, HCPI/Utah, LLC, a Delaware limited liability company (“HCPI/Utah”), Desert Springs, and the parties identified as “Transferors” on the signature page thereto, Desert Springs has, concurrently herewith, contributed the Property known as “Davis North II” to HCPI/Utah in exchange for Non-Managing Member Units (the “Contribution”).
C.Managing Members hereby consents to the admission of Desert Springs as a Member of HCPI/Utah.
F.Pursuant to the power granted to it by Sections 7.3.C(l) and 11.4.C of the LLC Agreement, the Managing Member is executing this Amendment to reflect Desert Spring’s Membership Interest in accordance with the foregoing.

AMENDMENT
NOW, THEREFORE in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:
1.Consent. Managing Member hereby consents to the admission of Desert Springs as a Non-Managing Member of HCPI/Utah.
2.Amendment. Exhibit A to the LLC Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto.
3.Effect of Amendment. Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect.
4.Consent to be Bound by LLC Agreement. Desert Springs hereby consents to and agrees to be bound by all terms of the LLC Agreement, as hereby amended. Desert Springs hereby acknowledges receipt of a copy of the LLC Agreement
5.Conflicting Terms Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.
6.Defined Terms. All terms used in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.

[remainder of page intentionally left blank – signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

HEALTH CARE PROPERTY INVESTORS, INC.,
a Maryland corporation

By:	//Edward J. Henning
Name:	Edward J. Henning
Title:	Senior Vice President, General Counsel
and Corporate Secretary

BOYER DESERT SPRINGS L.C., a Utah limited
liability company

By:	THE BOYER COMPANY, L.C., a Utah
limited liability company, its Managing
Member

	By:	/s/ H. Roger Boyer
	Name:	H. Roger Boyer
	Its:	Chairman & Manager

EXHIBIT A MEMBERS’ CAPITAL CONTRIBUTIONS

Non-Managing Members Address:
with a copy to:
c/o The Boyer Company, L.C.	Parr, Waddoups, Brown, Gee & Loveless
127 South 500 East, Suite 310	185 South State Street, Suite 1300
Salt Lake City, Utah 84102	Salt Lake City, Utah 84111-1536
Attention: Steven B. Ostler	Attention: David E. Gee, Esq.
Telephone No.: (801) 521-4781	Telephone No.: (801) 532-7840
Facsimile No.: (801) 521-4793	Facsimile No.: (801) 532-7750

Member	Contribution	Gross Asset Value of Contribution	Net Asset Value of Contribution	Unit Value	Number of Units
Boyer Castle Dale	Castle Dale	$1,800,000	$552,538	$32.00	17,267
Boyer Centerville	Centerville	$1,520,000	$536,717	$32.00	16,772
Boyer Elko	Elko	$2,620,000	$832,395	$32.00	26,012
Boyer Desert Springs	Granger, Tatum	$21,250,000	$3,652,897	$32.00	114,153
Boyer Grantsville	Grantsville	$410,000	$170,806	$32.00	5,338
Boyer Ogden Medical	Ogden Medical	$4,220,000	$25,145	$32.00	786
Boyer Ogden Medical #2	Ogden Women’s	$2,300,000	$1,171,029	$32.00	36,595
Boyer Salt Lake	SLIC	$885,000	$395,210	$32.00	12,350
Boyer St. Mark’s Medical	St. Mark’s I	$10,700,000	$3,352,905	$32.00	104,778
Boyer McKay-Dee	60% Undivided Interest in St. Mark’s II	$8,880,000	$2,281,455	$32.00	71,295
Boyer St. Mark’s #2	40% Undivided Interest in St. Mark’s II	$5,920,000	$1,520,970	$32.00	47,530
Boyer Iomega	Timpanogos	$8,100,000	$2,377,577	$32.00	74,299
Boyer Springville	Springville	$1,500,000	$1,461,700	$32.00	45,678
Boyer Primary Care	Wasatch Family	$1,800,000	$652,622	$32.00	20,394
Total Non-Managing Member Units (Initial Closing)			$18,983,966	593,247

Boyer BPMA Holdings	50% Creekside	$2,131,530.00	$573,952	$32.00	17,936
Spring Creek Medical	50% Creekside	$2,131,530.00	$573,952	$32.00	17,936
Total Non-Managing Member Units (Creekside Closing)			$1,147,904		35,872

Boyer Davis North I Medical Associates, Ltd.	Davis North I	$2,770,000	$394,897	$32.00	12,340
Total Non-Managing Member Units (Davis North I Closing)			$394,897	12,340

Boyer Desert Springs	Granger	$950,000	$950,000	$32.00	29,687
Total Non-Managing Member Units (Additional Granger Amount)			$950,000	29,687

Amarillo Bell Associates	10% Northwest	$572,267.50	$37,447.58	$32.64	1,147
Amarillo Bell Associates	87.462% Northwest	$5,015,352.37	327,524.00	$32.64	10,034
Amarillo Bell Associates	2.538% Northwest	$145,241.49	$9,504.20	$32.64	291
Total Non-Managing Member Units (Additional Granger Amount)		$5,732,861.36	$374,475.77	11,472

Boyer Desert Springs	73% Davis North II	$5,329,654.08	$1,792,960.34	$33.44	53,619
Boyer Desert Springs	9.375% Davis North II	$684,459.00	$230,260.32	$33.44	6,886
Boyer Desert Springs	9.375% Davis North II	$684,459.00	$230,260.32	$33.44	6,886
Boyer Desert Springs	6.25% Davis North II	$456,306.00	$153,506.88	$33.44	4,591
Boyer Desert Springs	2.0% Davis North II	$146,017.92	$49,122.20	$33.44	1,469
Total Non-Managing Member Units (Davis North II Closing)		$7,300,896.00	$2,456,110.06	73,450

Total Non-Managing Member Units	$20,526,792	756,068

Managing Member Address:
with a copy to:
Health Care Property Investors, Inc.	Latham & Watkins
4675 MacArthur Court, Suite 900	650 Town Center Drive, 20th Floor
Newport Beach, California 92660	Costa Mesa, California 92626
Attention: Edward J. Henning, Esq.	Attention: David C. Meckler, Esq.
Telephone No.: (949)221-0600	Telephone No.: (714) 540-1235
Facsimile No.: (949) 221-0607	Facsimile No.: (714) 755-8290

Health Care Property Investors	Initial Closing Cash	$18,897,758	$18,897,758	$32.00	590,555
Health Care Property Investors	Creekside Closing Cash	$2,733,952	$2,733,952	$32.00	85,436
Health Care Property Investors	Davis North I Closing Cash	$320,838	$320,839	$32.00	10,026
Health Care Property Investors	Payoff of Tatum Loan (10/15/99)	$2,776,287	$2,776,287	$26.1125	106,320
Health Care Property Investors	Northwest Closing Cash	$5,270,203	$5,270,203	$32.64	161,464
Health Care Property Investors	Davis North II Closing Cash	$4,927,694	$4,927,694	$33.44	147,363
Total Managing Member Units		$34,926,733	34,926,733	188.1925	1,101,164

AMENDMENT NO. 8
TO AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF HCPI/UTAH, LLC,
A Delaware limited liability company
THIS AMENDMENT NO. 8 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH, LLC (“Amendment”) is made and entered into effective as of the 1st day of October, 2001 by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”), and each of the Non-Managing Members signatories hereto (the “Non-Managing Members”).
RECITALS
A.Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah dated as of January 20, 1999, as amended by Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of June 30, 1999, further amended by Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of November 12, 1999, further amended by Amendment No. 3 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of January 12, 2000 further amended by Amendment No. 4 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of March 1, 2000, further amended by Amendment No. 5 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of December 1, 2000, further amended by Amendment No. 6 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah LLC, dated as of March 15, 2001, and further amended by Amendment No. 7 to Amended and Restated Limited Liability Company Agreement of HCPI Utah, LLC, dated as of March 30, 2001 (the “LLC Agreement”).
B.Managing Member and each of the Non-Managing Members desire to amend the LLC Agreement to permit the Company to repay the Existing Indebtedness with respect to the St. Marks I Property and to replace it with the Replacement Indebtedness relating thereto as provided herein.

AMENDMENT
NOW, THEREFORE in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:
1.Consent. Notwithstanding anything to the contrary in Section 7.3(E)(3) of the LLC Agreement, each Non-Managing Member hereby consents to the repayment by the Company of the Existing Indebtedness relating to the St. Mark’s I Property on or about December 1, 2001, or as soon thereafter as practicable, and the concurrent replacement of such indebtedness with a new non-recourse loan by Managing Member to the Company in the original principal amount of $3,270,000.00, payable interest only at the rate of eight and one-half percent (8.5%) per annum until maturity pursuant to a note in substantially the form attached hereto as Exhibit A, and to be secured by a deed of trust in substantially the form attached hereto as Exhibit B. Such new loan shall be deemed permitted Replacement Indebtedness pursuant to such Section 7.3(E)(3). In connection with such new Replacement Indebtedness, each of the Non-Managing Members also desires concurrently therewith to execute a Reimbursement Agreement in substantially the form attached hereto as Exhibit C, and the Company hereby agrees to accept and recognize same.
2.Schedule 7.3. Effective immediately upon repayment of the St. Marks I Existing Indebtedness, Schedule 7.3 to the LLC Agreement relating to the St. Marks I Property shall be amended to replace Managing Member as the “Lender” named therein and to replace the sum of $3,270,000.00 as the “Principal Amount of the Loan” specified therein.
3.Conflicting Terms. Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.
4.Defined Terms. All terms used in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.

[remainder of page intentionally left blank – signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

“MANAGING MEMBER”		“NON-MANAGING MEMBERS”

HEALTH CARE PROPTERY		BOYER PROVIDENCE MEDICAL
INVESTORS, INC., a Maryland		ASSOCIATES, L.C.
Corporation

		By:	ITS MANAGERS:

By:	/s/ Edward J. Henning		SPRING CREEK MEDICAL
Name:	Edward H. Henning		BUILDING, L.L.C., a Utah limited
Title:	Senior Vice President, General		liability company
Counsel and Corporate Secretary
			By:	/s/ Tom Rees
			Name:	Tom Rees
			Its:	Member

BOYER-BPMA HOLDINGS, L.C., a
Utah limited liability company

			By:	THE BOYER COMPANY,
L.C., a Utah limited liability
company, its Manager

				By:	/s/ H. Roger Boyer
				Name:	H. Roger Boyer
				Its:	Manager

“NON-MANAGING MEMBERS”
(Continued)

THE BOYER COMPANY, L.C., a Utah limited liability company, in its capacity as Managing Member of each limited liability company named as a “Boyer Managed Entity” and in its capacity as General Partner of each limited partnership named below as a “Boyer Managed Entity

		By:	/s/ H. Roger Boyer
		Name:	H. Roger Boyer
		Its:	PARTNER AND MANAGER

“Boyer Managed Entities”
Boyer-St. Marks Medical Associates, Ltd.
Boyer-McKay-Dee Associates, Ltd.
Boyer-St. Marks Medical Associates #2, Ltd.
Boyer-Ogden Medical Associates, Ltd.
Boyer-Ogden Medical Associates No. 2, Ltd.
Boyer-Salt Lake Industrial Clinic Associates, Ltd.
Boyer-Davis North Medical Associates, Ltd.
Boyer Primary Care Clinic Associates, Ltd. #2
Boyer Centerville Clinic Company, L.C.
Boyer Grantsville Medical, L.C.
Boyer Elko, L.C.
Boyer Iomega, L.C.
Boyer Providence Medical Associates, L.C.
Boyer Castle Dale Medical Clinic, L.L.C.

EXHIBIT A

FORM OF NEGOTIABLE DEMAND PROMISSORY NOTE

NEGOTIABLE DEMAND PROMISSORY NOTE
Principal Amount:    $3,270,000.00    Date of this Note:    December ___, 2001
1.Promise to Pay. For good and valuable consideration, HCPI/UTAH, LLC, a Delaware limited liability company (“Payor”), promises to pay to HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (“HCPI”), or order, Three Million Two Hundred Seventy Thousand Dollars ($3,270,000.00) (the “Principal Amount”), together with interest thereon at the rate of eight and one-half percent (8.5%) per annum from the date of this Note until paid, in accordance with the terms contained herein. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.
2.Payment Schedule. From the Date of this Note to and until the Demand Date, Payor shall pay quarterly all accrued and unpaid interest under this Note. Each such quarterly installment of accrued and unpaid interest shall be paid on or before the Quarterly Installment Date. For purposes of this Note, the “Quarterly Installment Date” shall be January l, April 1, July 1, and October 1 of each year to and until the Demand Date. The first installment of accrued and unpaid interest under this Note shall be paid on or before January 1, 2002. The entire indebtedness under this Note (including the Principal Amount and all accrued and unpaid interest) shall be due and payable on the date (the “Demand Date”) that the holder of this Note delivers to Payor at 4675 MacArthur Court, Suite 900, Newport Beach, California 92660, a writing demanding immediate payment of the indebtedness hereunder. All payments shall be applied first to amounts owing under this Note and other Loan Documents (as defined below) other than interest and principal , next to accrued interest and then to the principal balance. All payments shall be made in lawful money of the United States.
3.Purpose of Loan. The loan evidenced by this Note is being made by HCPI to Payor pursuant to the provisions of Section 7.3.E(3) of that certain Amended and Restated Limited Liability Company Agreement for HCPI/Utah, LLC dated January 20, 1999, as the same may be amended from time to time, and constitutes “Replacement Indebtedness” pursuant to the provisions of such section.
4.Security. This Note and the loan evidenced by this Note shall be secured by that certain Deed of Trust executed and delivered concurrently by Payor encumbering certain real property more particularly described therein (the “Property”). It is the intention of HCPI and Payor that this Note and the Deed of Trust shall remain in effect and continue to be secured until all obligations of Payor to HCPI pursuant to the Note have been fully satisfied. This Note together with the Deed of Trust and all other documents or instruments evidencing or securing the loan evidenced by this Note shall be referred to herein, collectively, as the “Loan Documents.”
5.Limitation on Liability. Notwithstanding anything to the contrary in this Note or the other Loan Documents, the following shall apply:
a.    Except to the extent provided in subparagraphs (b), (c), (d) and (e) below, Payor shall not be personally liable for repayment of the loan evidenced by this Note or any other sums due under the Loan Documents or for the payment of any deficiency established following a judicial foreclosure or a non-judicial foreclosure under the Deed of Trust or under any of the other Loan

Documents, except to the extent of Payor’s interest in the Property and all other collateral given as security for the payment and/or performance by Payor of its obligation under this Note and the other Loan Documents.
b.    The limitation of liability set forth in subparagraph (a) above shall be deemed void and shall have no force or effect in the event the Payor shall claim that this Note or any other Loan Document is invalid or unenforceable to an extent that would preclude a foreclosure (whether judicial or non-judicial) of the Property or any other collateral given as security for the payment and performance obligations of Payor under this Note or under the other Loan Documents, or would otherwise prevent Payee from realizing on the Property or any portion thereof or on any such other collateral by any remedies set forth in the Loan Documents, or otherwise available at law or in equity.
c.    The limitation of liability set forth in subparagraph (a) above shall not prejudice the rights of Payee to:
i.    Name Payor as a party defendant in any action, proceeding, reference or arbitration, in each case, however, subject to the limitations of subparagraph (a) above
ii.    Assert any unpaid amounts due under this Note and under other Loan Documents as a defense or offset to or against any claim or cause of action made or alleged against Payee or Payor;
iii.    Exercise self-help remedies such as setoff or foreclosure against the Property, or any portion thereof, or any portion thereof, or any other collateral given as security for the payment and performance obligations of Payor under this Note and under the other Loan Documents.
iv.    Collect or recover condemnation or other awards arising out of any public action relating to the Property, or any portion thereof, or any other collateral given as security for the payment and performance obligations of Payor under this Note and under the other Loan Documents
d.    The limitation of liability set forth in subparagraph (a) above does not apply to and Payor shall be subject to full personal liability for any and all losses, liabilities, damages, injuries, costs, expenses and claims of any kind whatsoever, incurred or suffered by Payee or its assignees as a result of any of the following: (i) Payor’s fraud or intentional misrepresentation by Payor in connection with the Loan Documents, or the Property or other collateral given as security for the payment and performance obligations of Payor under this Note or the other Loan Documents; (ii) Payor’s misappropriation of tenant security deposits, rents collected in advance, other escrows or similar sums paid to or held by Payor in connection with the lease, license, operation and/or maintenance of the Property, or any portion thereof; (iii) negligent administration by Payor of rents or the failure of Payor to apply said rents to the obligations owing by Payor under the Loan Documents or to the normal operating expenses of the Property; (iv) Payor’s retention of the insurance proceeds or condemnation awards due Payee under the Loan Documents; (v) failure of Payor to return or deliver to Payee or its assignees, at their request and following foreclosure of the Property, any tangible personal property, including leases, books, records and files relating to the leasing, operation and maintenance of the Property taken from the Property or kept elsewhere by Payor and either in Payor’s possession or which Payor may readily obtain; (vi) failure by Payor to pay real estate taxes and insurance premiums in connection with the Property including any penalties which were due and payable prior to any transfer of title to Payee or its assignees; or (vii) failure to pay any judgment lien, tax lien, mechanic’s lien, materialmen’s lien or similar lien to the full extent of the amount claimed by such party.
e.    The limitation of liability set forth in subparagraph (a) above also does not affect the rights of Payee to enforce any other agreement of Payor or any other Person which specifically states that is not subject to the limitation of liability contained in subparagraph (a) above.
f.    Nothing contained in the limitation of liability set forth in subparagraph (a) above shall impair the validity of any Loan Document or any lien which it may create or perfect.
6.Miscellaneous Provisions. If the holder of this Note refers this Note to an attorney to enforce, construe or defend any provision hereof, with or without the filing of any legal action or proceeding, Payor shall pay to the holder of this Note upon demand the amount of all attorneys’ fees, costs and other expenses incurred in connection therewith, together with interest thereon from the date of demand at the rate set forth in Section 1 above. No provision of this Note may be amended, modified, supplemented, changed, waived, discharged or terminated unless the holder of this Note consents thereto in writing. In case any one or more of the provisions contained in this Note should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. This Note shall be binding upon and inure to the benefit of Payor, the holder of this Note and their respective successors and assigns. The parties intend for this Note to be negotiable in accordance with Section 3-104 of the California Uniform Commercial Code. Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein. This Note shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, Payor has executed this Note as of the Date of this Note set forth above.

HCPI/UTAH, LLC, a Delaware limited
liability company

By:	HEALTH CARE PROPERTY
INVESTORS, INC., a Maryland
corporation, its Managing Member

	By:	Edward J. Henning
Senior Vice President, General
Counsel and Corporate Secretary

EXHIBIT B
FORM OF DEED OF TRUST

WHEN RECORDED, PLEASE RETURN TO:
LATHAM & WATKINS
650 Town Center Drive, 20th Floor
Costa Mesa, CA 92626
Attn: David C. Meckler, Esq.

DEED OF TRUST
THIS DEED OF TRUST (the “Trust Deed”) is executed as of the ____ day of December, 2001, by HCPI/UTAH, LLC, a Delaware limited liability company (“Trustor”), whose address is 4675 MacArthur Court, Suite 900, Newport Beach, California 92660, in favor of FIRST AMERICAN TITLE COMPANY (“Trustee”), whose address is First American Title Insurance Company, 330 E. 400 South, Suite 250, Salt Lake City, Utah 84111, and HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (“Beneficiary”), whose address is 4675 MacArthur Court, Suite 900, Newport Beach, California 92660.
TRUSTOR CONVEYS AND WARRANTS TO TRUSTEE IN TRUST, WITH POWER OF SALE, certain real property (the “Property”) situated in Salt Lake County, State of Utah, and more particularly described as follows:
[SEE ATTACHED EXHIBIT “A” WHICH IS INCORPORATED
HEREIN BY THIS REFERENCE]
Together with all buildings, fixtures and improvements thereon and all water rights, rights of way, easements, rents, issues, profits, income, tenements, hereditaments, privileges and appurtenances thereunto belonging, now or hereafter used or enjoyed with said Property, or any part thereof, SUBJECT, HOWEVER, to the right, power and authority hereinafter given to and conferred upon Beneficiary to collect and apply such rents, issues, and profits;
FOR THE PURPOSE OF SECURING: (1) payment of the indebtedness evidenced by a Negotiable Demand Promissory Note dated December __, 2001, and amended by that certain First Amendment to Negotiable Demand Promissory Note of even date herewith, in the principal sum of Three Million Two Hundred Seventy Thousand Dollars ($3,270,000.00) made by Trustor payable to the order of Beneficiary at the times, in the manner and with interest as therein set forth (the “Note”), and any extensions and/or renewals or modifications of the Note; (2) the performance of each agreement of Trustor herein contained; (3) the payment of such additional loans or advances as hereafter may be made to Trustor, or its successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Trust Deed; and (4) the payment of all sums expended or advanced by Beneficiary under or pursuant to the terms of this Trust Deed, together with interest thereon as herein provided.

TO PROTECT THE SECURITY OF THIS TRUST DEED, TRUSTOR AGREES:
1.To keep said Property in good condition and repair; not to remove or demolish any building thereon, to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon; to comply with all laws, covenants and restrictions affecting said Property; not to commit or permit waste thereof; not to commit suffer or permit any act upon said Property or violation of law; and to do all other acts which from the character or use of said Property may be reasonably necessary, the specific enumerations herein not excluding the general.
Trustee, upon presentation to it of an affidavit signed by Beneficiary, setting forth facts showing a default by Trustor under this numbered Section, is authorized to accept as true and conclusive all facts and statements therein, and to act thereon hereunder
2.To provide and maintain insurance, of such type or types and amounts as Beneficiary may require, on the improvements now existing or hereafter erected or placed on said Property. Such insurance shall be carried in companies approved by Beneficiary with loss payable clauses in favor of and in form acceptable to Beneficiary. In event of loss, Trustor shall give immediate notice to Beneficiary, who may make proof of loss, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Beneficiary instead of to Trustor and Beneficiary jointly, and the insurance proceeds, or any part thereof, may be applied by Beneficiary, at its option, to reduction of the indebtedness hereby secured or to the restoration of repair of the Property damaged.
3.To deliver to, pay for and maintain with Beneficiary until the indebtedness secured by this Trust Deed is paid in full, such evidence of title as Beneficiary may require, including policies of title insurance and any extensions of renewals thereof or supplements thereto.
4.To appear in and defend any actions or proceeding purporting to affect the security hereof, the title to said Property, or the rights or powers of Beneficiary or Trustee; and should Beneficiary or Trustee elect to also appear in or defend any such action or proceeding, to pay all costs and expenses, including cost of evidence of title and attorney’s fees in a reasonable sum incurred by Beneficiary or Trustee.
5.To pay at least ten (10) days before delinquency all taxes and assessments affecting said Property, including all assessments upon water company stock and all rents, assessments and charges for water, appurtenant to or used in connection with said Property; to pay, when due, all encumbrances, charges, and liens with interest, on said Property or any part thereof, which at any time appear to be prior or superior hereto; to pay all costs, fees, and expenses of this trust.
6.Should Trustor fail to make any payment or to do any act as provided in this Trust Deed, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may: (a) make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said Property for such purposes; (b) commence, appear in and defend any action or proceeding purporting to affect the security hereof or the rights of powers of

Beneficiary or Trustee; (c) pay, purchase, contest, or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and (d) in exercising any such powers, incur any liability, expend whatever amounts reasonably necessary therefor including, without limitation, the reasonable costs of evidence of title and the employment of legal counsel.
7.To pay immediately and without demand all sums expended under this Trust Deed by Beneficiary or Trustee, and the repayment thereof shall be secured hereby.
IT IS MUTUALLY AGREED THAT:
8.Should said Property or any part thereof be taken or damaged by reason of any public improvement or condemnation proceeding, or damaged by fire, or earthquake, or in any other manner, Beneficiary shall be entitled to all compensation, awards, and other payments or relief therefor, and shall be entitled at its option to commence, appear in and prosecute in its own name, any action or proceedings, or to make any compromise or settlement, in connection with such taking or damage. All such compensation, awards, damages, rights of action and proceeds, including the proceeds of any policies of fire and other insurance affecting said Property, are hereby assigned to Beneficiary in trust for the restoration of the Property, as necessary as a result of such damage or condemnation, after deducting therefrom all its expenses, including attorney’s fees. Beneficiary may apply any such proceeds which are not necessary to restore such Property toward the indebtedness secured hereby. Trustor agrees to execute such further assignments of any compensation, award, damages, and rights of action and proceeds as Beneficiary or Trustee may require.
9.At any time from time to time upon written request of Beneficiary, payment of its fees and presentation of this Trust Deed and the note for endorsement (in case of full reconveyance, for cancellation and retention), without affecting the liability of any person for the payment of the indebtedness secured hereby, Trustee may: (a) consent to the making of any map or plat of said Property; (b) join in granting any easement or creating any restriction thereon; (c) join in any subordination or other agreement affecting this Trust Deed or the lien or charge thereof; and (d) reconvey, without warranty, all or any part of said Property. The grantee in any reconveyance may be described as “the person or persons entitled thereto,” and the recitals therein of any matters or facts shall be conclusive proof of truthfulness thereof. Trustor agrees to pay reasonable Trustee’s fees for any of the services mentioned in this Section 9.
10.As additional security, Trustor hereby assigns Beneficiary, during the continuance of these trusts, all rents, issues, royalties, and profits of the Property affected by this Trust Deed and of any personal property of Trustor located thereon. Until Trustor shall default in the payment of any indebtedness secured hereby or in the performance of any agreement hereunder, Trustor shall have the right to collect all such rents, issues, royalties, and profits earned prior to default as they become due and payable. If Trustor shall default as aforesaid, Trustor’s right to collect any of such moneys shall cease and Beneficiary shall have the right, with or without taking possession of the Property affected hereby, to collect all rents, royalties, issues, and profits. Failure or discontinuance of Beneficiary at any time or from time to time to collect any such moneys shall not in any manner affect the subsequent enforcement by Beneficiary of the right, power, and authority to collect the same. Nothing contained herein, nor the exercise of the right by Beneficiary to collect, shall be, or be construed to be, an affirmation by Beneficiary of any tenancy, lease or option, an assumption of liability under, or a subordination of the lien or charge of this Trust Deed to any such tenancy, lease or option.

11.Upon any default by Trustor hereunder, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court (Trustor hereby consenting to the appointment of Beneficiary as such receiver), and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said Property or any part thereof, in its own name sue for or otherwise collect said rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney’s fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine.
12.The entering upon and taking possession of said Property, the collection of such rents, issues, and profits, or the proceeds of fire and other insurance policies, or compensation or awards for any taking or damage of said Property, and the application or release thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.
13.The failure on the part of Beneficiary to promptly enforce any right hereunder shall not operate as a waiver of such right and the wavier by Beneficiary of any default shall not constitute a waiver of any other or subsequent default.
14.Time is of the essence hereof. Upon default by Trustor in the payment of any indebtedness secured by this Trust Deed or in the performance of any agreement or covenant contained in this Trust Deed, all sums secured hereby shall immediately become due and payable at the option of Beneficiary. In the event of such default, Beneficiary may execute or cause Trustee to execute a written notice of default and of election to cause said Property to be sold to satisfy the obligations hereof, and Trustee shall file such notice for record in each county wherein said Property or some part or parcel thereof is situated. Beneficiary also shall deposit with Trustee, the Note and all documents evidencing expenditures secured hereby.
15.After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of default and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said Property on the date and at the time and place designated in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine (but subject to any statutory right of Trustor to direct the order in which such Property, if consisting of several known lots or parcels, shall be sold), at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. The person conducting the sale may, for any cause he deems expedient, postpone the sale from time to time until it shall be completed and, in every case, notice of postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale; provided, if the sale is postponed for longer than one day beyond the day designated in the notice of sale, notice thereof shall be given in the same manner as the original notice of sale. Trustee shall execute and deliver to the purchaser its deed conveying said Property so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person including Beneficiary, may bid at the sale. Trustee shall apply the proceeds of the sale to payment of (a) the costs and expenses of exercising the power of sale and the sale, including the payment of Trustee’s and attorney’s fees; (b) costs of any evidence of title procured in connection with such sale and revenue stamps on the Trustee’s deed; (c) all sums expended under the terms hereof, not then repaid; (d) all other sums then secured hereby; and (e) the remainder, if any, to the person or persons legally entitled thereto, or the Trustee, in its discretion, may deposit the balance of such proceeds with the County Clerk of the county in which the sale took place.
16.Upon the occurrence of any default under this Trust Deed, Beneficiary shall have the option, in addition to a private sale pursuant to Section 15, to declare all sums secured hereby immediately due and payable and foreclose this Trust Deed in the manner provided by law for the foreclosure of mortgages on real property and Beneficiary shall be entitled to recovery in such proceeding all costs and expenses incident thereto, including a reasonable attorney’s fee in such amount as shall be fixed by the court.
17.Beneficiary may appoint a successor trustee at any time by filing for record in the office of the County Recorder of each county in which said Property or some part thereof is situated, a substitution of trustee. From the time the substitution is filed for record, the new trustee shall succeed to all the powers, duties, authority and title of the trustee named herein or of any successor trustee. Each such substitution shall be executed and acknowledged, and notice thereof shall be given and proof thereof made, in the manner provided by law.
18.Beneficiary may appoint a successor trustee at any time by filing for record in the office of the County Recorder of each county in which said Property or some part thereof is situated, a substitution of trustee. From the time the substitution is filed for record, the new trustee shall succeed to all the powers, duties, authority and title of the trustee named herein or of any successor trustee. Each such substitution shall be executed and acknowledged, and notice thereof shall be given and proof thereof made, in the manner provided by law.
19.Trustee accepts this Trust when this Trust Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Trust Deed or of any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party, unless brought by Trustee.
20.This Trustee Deed shall be construed according to the laws of the State of Utah.
21.The undersigned Trustor requests that a copy of any notice of default and of any notice of sale hereunder be mailed to him at the address hereinbefore set forth.
22.Trustee shall not directly or indirectly convey an interest in the Property to any other person or entity. For purposes of this Trust Deed, a direct or indirect transfer of more than forty-nine percent (49%) of the interests in the capital, profits or losses of Trustor (whether in one transaction or in several separate transactions) shall be deemed to be a transfer of the Property. Any prohibited transfer of the Property or of interests in Trustor shall constitute a default under this Trust Deed.
23.Trustor represents and warrants that the Property is free and clear of all liens or encumbrances securing the obligation to pay indebtedness or judgments.

IN WITNESS WHEREOF, Trustor has executed this Trust Deed on the date first set forth above.

HCPI/UTAH, LLC, a Delaware limited company

By:	HEALTH CARE PROPERTY
INVESTORS, INC., a Maryland
corporation its Managing Member

By:
Edward J. Henning
Senior Vice President, General
Counsel and Corporate Secretary

STATE OF CALIFORNIA	)
	)	SS.
COUNTY OF ORANGE	)

On _______________, 2001 before me,_____________________________________, a notary public in and for said State, personally appeared _____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _______________________________ (Seal)

EXHIBIT “A”
TO DEED OF TRUST
LEGAL DESCRIPTION OF PROPERTY
[See Attached]

[St. Marks I]

APPENDIX A
DESCRIPTION OF REAL PROPERTY

The land referred to herein is situated in Salt Lake County, State of Utah, and is described as follows:

PARCEL “A”
BEGINNING at a point on a building corner, said point being South 55°31’55” West 570.14 feet from the Northeast corner of Lot 10, Block 3, Ten Acre Plat “A”, Big Field Survey, and running thence North 0°16’51” West along said building 14.14 feet; thence South 45”16’51” East 37.36 fee; thence North 89°43’09” East 58.58 feet; thence South 0°18’51” East 189.80 feet; thence South 89°51’47” West 120.03 feet; thence North 0°15’19” West 135.96 feet; thence North 24°07’18” West 45.57 feet to an existing 4 story building; thence along said building 5 courses, North 89°43’09” Ease 14.14 feet; thence North 0°16’51” west 32.15 feet; thence North 89°43’09” East 8.30 feet; thence South 48°09’19” East 11.95 feet; thence North 89°43’11” East 22.00 feet to the point of BEGINNING.

PARCEL “B”:
The perpetual, non-exclusive rights-of-way and easements, for pedestrian and vehicular ingress and egress, and vehicular parking, appurtenant to PARCEL “A”, created by that certain Declaration of Easements, Covenants and Restrictions, recorded June 10, 1991, as Entry No. 5079337, in Book 6324, at Page 2699, and affirmed and ratified by that certain First Amendment To Declaration of Easements, Covenants and Restrictions, recorded December 21, 1993, as Entry No. 5690993, in Book 6832, at Page 1606, in the office of the Salt Lake County Recorder, on, over, under, through and across the following described property, to-wit:
BEGINNING at a point on the West right of the way line of 1300 East Street, said point being South 0°06’20” West 264.16 feet and South 89°43’09” West 14.00 feet from the Northeast corner of Lot 10, Block 3, Ten Acre Plat “A”, Big Field Survey, and running thence South 0°06’20” West along said West line 151.00 feet; thence East along said West line 7.00 feet; thence South 0°06’20” West along said West line 158.58 feet to the North line of Hylai Park Subdivision; thence South 89°49’39” West along said North line 562.08 feet; thence North 0°14’25” West 228.21 feet to an existing 4 story building; thence North 89°43’09” East along said building 45.86 feet; thence South 24°07’18” East 45.57 feet; thence South 0°15’19” East 135.96 feet; thence North 89°51’47” East 120.03 feet; thence North 0°18’51” West 189.80 feet; thence South 89°43’09” West 58.58 feet; thence North 45°16’51” West 37.36 feet; thence South 0°16’51” East 3.85 feet to a corner of an existing 4 story building; thence North 45°15’01” West along said building 15.52 feet; thence North 0°33’21” West along said building 34.94 feet; thence North 89°43’09” East 466.97 feet to the point of BEGINNING.

APPENDIX A
DESCRIPTION OF REAL PROPERTY
(continued)

PARCEL “C”:
The perpetual non-exclusive right-of-way and easement for pedestrian ingress and egress, appurtenant to PARCEL “A”, created by that certain First Amendment To Declaration Of Easements, Covenants and Restrictions, recorded December 21, 1993, as Entry No. 5690993, in Book 6832, at Page 1606, in the office of the Salt lake County Recorder, as amended and affected by that certain Limited Relinquishment of Right-Of-Way, recorded May 5, 1995, as Entry No. 6074955, in Book 7146, at Page 517, in the office of the Salt Lake County Recorder, on, over, under, through and across the following described property, to-wit:
The existing hallways connecting the Hospital Building located on the following described land with the Building located on the land described as PARCEL “A” above: BEGINNING at a point South 0°06’20” West 7.00 feet and South 89°47’20” West 7.00 feet from the Northeast corner of Lot 10, Block 3, Ten Acre Plat “A”, Big Field Survey, and running thence South 0°06’20” West 138.20 feet; thence West 7.00 feet; thence South 0°06’20” West 270.00 feet; thence East 7.00 feet; thence South 0°06’20” West 158.58 feet to the North line of Hylai Park Subdivision; thence South 89°49’39” West along said North line 752.14 feet to the Northwest corner of Lot 40 of said subdivision; thence South 0°05’56” West along the West line of said subdivision200.44 feet to the Northeast corner of Lot 36, The Manor No. 3; thence West along the North line of The Manor No. 3, 208.00 feet; thence North 18.14 feet; thence West 145.00 feet; thence 18.14 feet to the North lot line of Lot 49, The Manor No.4; thence West along the said lot line 101.752 feet; thence North 30.00 feet; thence West 304.39 feet to the West line of Block 3 aforesaid; thence North 0°05’36” East along said West line 488.25 feet; thence North 89°48’20” East 394.58 feet; thence North 0°05’47” East 238.95 feet to a point 14.00 feet South from the North line of Block 3, Ten Acre Plat “A”, Big Field Survey; thence North 89°47’20” East 205.00 feet; thence North 7.00 feet; thence North 89°47’20” East 260.00 feet; thence South 7.00 feet; thence North 89°47’20” East 270.00 feet; thence North 7.00 feet; thence North 89°47’20” East 381.77 feet to the point of BEGINNING.
LESS AND EXCEPTING THEREFROM PARCEL “A” and PARCEL “B” described above.
ALSO LESS AND EXCEPTING THEREFROM the following: BEGINNING at a point 2.33 feet North of the East face of the West wall of an existing expansion joint on the North side of the existing HCA ST. MARK’S HOSPITAL, said point being North 89°47’40” East along the South line of 3900 South Street 593.57 feet and South 0°12’20” East 277.75 feet from Northwest corner of Lot 9, Block 3, Ten Acre Plat “A”, Big Field Survey, and running thence South 89°47’40” West 14.30 feet; thence North 45°12’20” West 69.13 feet; thence South 89°47’40 West 105.95 feet; thence North 0°12’20” West 51.04 feet; thence South 89°47’40” West 9.21 feet; thence North 0°12’20” West 77.58feet; thence North 89°47’40” East 174.46 feet; thence South 0°12’20” East 121.00 feet thence North 89°47’40” East 4.71 feet; thence South 0°12’20 East 47.50 feet; thence South 89°47’40” West 0.83 feet; thence South 0°12’20” East 9.00 feet to the point of BEGINNING.

EXHIBIT C
FORM OF REIMBURSEMENT AGREEMENT

REIMBURSEMENT AGREEMENT
THIS REIMBURSEMENT AGREEMENT (this “Agreement”) is entered into as of December 3, 2001, by and among Boyer-St. Marks Medical Associates, Ltd., a Utah limited partnership; Boyer McKay-Dee Associates, Ltd., a Utah limited partnership, Boyer St. Mark’s Medical Associates #2, Ltd., a Utah limited partnership, Boyer-Ogden Medical Associates , Ltd., a Utah limited partnership, Boyer-Ogden Medical Associates No. 2, Ltd., a Utah limited partnership, Boyer-Salt Lake Industrial Clinic Associates, Ltd., a Utah limited partnership, Boyer-Davis North Medical Associates, Ltd., a Utah limited partnership, Boyer Primary Care Clinic Associates, Ltd. #2, a Utah limited partnership, Boyer Centerville Clinic Company, L.C., a Utah limited liability company, Boyer Grantsville Medical, L.C., a Utah limited liability company, Boyer Elko, L.C., a Utah limited liability company, Boyer Iomega, L.C., a Utah limited liability company, Boyer Providence Medical Associates, L.C., a Utah limited liability company, Spring Creek Medical Building, L.L.C., a Utah limited liability company, and Boyer Castle Dale Medical Building, L.L.C., a Utah limited liability company (each a “Reimbursor” and collectively the “Reimbursors”), and HCPI/Utah, LLC, a Delaware limited liability company (the “Company”).
RECITALS
A.Pursuant to a Contribution Agreement and Escrow Instructions dated January 20, 1999, as amended to date, (the “Contribution Agreement”) by and among the Health Care Property Investors, Inc., a Maryland Corporation (the “Managing Member”), the Company, the Reimbursors, The Boyer Company, L.C., a Utah limited liability company, and the other parties named therein, the Reimbursors contributed (the “Contribution”) certain properties to the Company in exchange for membership interests (“LLC Units”) in the Company.
B.Pursuant to the Amended and Restated Limited Liability Company Agreement of the Company dated as of January 20, 1999, as amended to date (the “LLC Agreement”), the Company agreed to maintain certain indebtedness (the “Required Indebtedness”).
C.The Managing Member of the Company (“Lender”) has made a loan to the Company evidenced by a Negotiable Demand Promissory Note in the original principal amount of $3,270,000, dated November 30, 2001 (the “Loan”), which Loan is intended to constitute Required Indebtedness. All of the documents or agreements evidencing or securing or otherwise relating to the Loan shall be referred to herein as the “Loan Documents.”
D.Pursuant to the LLC Agreement, each Reimbursor wishes to agree to pay to or for the benefit of the Lender, and thereby bear the economic risk of loss with respect to, a portion of the Loan if an “event of default” as defined in the Loan Documents (“Default”) occurs with respect to the Loan and the Lender is otherwise unable to recover that amount from the Company.
E.Certain owners of certain of the Reimbursors (the “Owners”) have agreed pursuant to separate Owner Reimbursement Agreements of even date herewith (the “Owner Reimbursement Agreements”) to reimburse the Reimbursors in which they hold equity interests for each such Owner’s designated share of the amount of any payment made by the Reimbursors hereunder.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Reimbursors and the Company hereby agree as follows:

AGREEMENT
1.Term. Each Reimbursor’s obligations hereunder shall be effective from the date hereof through the termination date applicable to such Reimbursor, which termination date shall be the earlier of: (a) repayment in full of the Loan; (b) October 1, 2010, or such later date as the Reimbursor may irrevocably designate from time to time by written notice given to the Company at least 30 days prior to the date this Agreement would otherwise terminate; or (c) the date which is 90 days after the date that the Reimbursor ceases to own any LLC Units; provided, however, that if at the time a Reimbursor’s obligations hereunder would otherwise terminate the Loan is in Default or an event has occurred which with the passage of time will result in a Default, then this Agreement shall not terminate as to the Reimbursor and the Reimbursor’s obligations hereunder shall continue in full force and effect until such Default is cured under the terms of the Loan Documents and any required reimbursement from Reimbursor is paid in full.
2.Reimbursement Obligations.
a.In the event of a Default with respect to the Loan, each Reimbursor shall pay directly to the Lender on behalf of the Company an amount equal to the Reimbursor’s allocable share of the Shortfall Amount (as defined below) after the Lender has fully and completely exhausted its remedies against the Company’s other assets. Each Reimbursor’s maximum reimbursement liability hereunder is set forth on Exhibit A attached hereto. No demand shall be made under this Agreement for payment or contribution of the Shortfall Amount or any portion thereof until such time as the Lender shall have fully and completely exhausted its remedies against the Company’s other assets (including any real and personal property securing the repayment of the Loan), or following the date any such Default is cured. The “Shortfall Amount” shall equal the excess of (a) $3,270,000.00 or the amount of outstanding principal and accrued interest owed on the Loan immediately prior to the Default, whichever is less; over the sum of all amounts recovered and the fair market value of all property obtained by Lender, if any, from the Company after the Default in proceedings against the Company under the Loan Documents (including, without limitation, principal, interest, late fees, penalties, and costs of collection). Subject to reduction under Section 2(b) below, each Reimbursor’s allocable share of the Shortfall Amount shall be equal to the product of (x) the total Shortfall Amount, multiplied by (y) the percentage listed opposite the Reimbursor’s name on Exhibit A attached hereto. Each Reimbursor’s obligation to pay their allocable share of the Shortfall Amount set forth in this Section 2 shall be referred to herein as its “Reimbursement Obligation.”
b.If: (i) a Reimbursor distributes to one or more of its partners or members some, but not all, of the LLC Units received in the Contribution (or the proceeds from the exchange or other disposition of some, but not all, of such LLC Units) in redemption of their ownership interests in the Reimbursor; (ii) no Default has occurred and is continuing with respect to the Loan; and (ii) neither a Default nor an event which with the passage of time will give rise to a Default occurs within 90 days after such distribution, then the amount of the Reimbursement Obligation otherwise applicable to the distributing Reimbursor under Section 2(a) above shall be reduced by a percentage equal to a fraction the numerator of which is the number of such LLC Units distributed, exchanged or redeemed and the denominator of which is the total number of LLC Units that the Reimbursor received in the Contribution transaction. For example, if 2,0000 out of 100,000 LLC Units that a Reimbursor received in the Contribution transaction are redeemed and the conditions of this Section 2(b) are met, the otherwise applicable Reimbursement Obligation of that Reimbursor would be reduced by 20-percent.
c.Each Reimbursor shall be liable with respect to its allocable

Reimbursement Obligation until termination of that obligation under Section 1 above. Termination or reduction of a Reimbursor’s Obligations under this Agreement shall not increase, decrease or otherwise affect the allocable Reimbursement Obligation of any other Reimbursor.
c.Notwithstanding any agreement between any Reimbursor and any other person, or any state law or interpretation thereof, no Reimbursor shall not be entitled to indemnification, contribution or reimbursement from any other person with respect to any amounts paid or payable by Reimbursor hereunder except for Reimbursor’s right to reimbursement under the separate Owner Reimbursement Agreement executed by its partners or members.
3.Miscellaneous.
a.The Lender and its successors in interest are intended to be third party beneficiaries of this Agreement.
b.This Agreement shall be binding upon, and shall inure to the benefit of, the successors in interest and assigns of the parties hereto.
c.This Agreement may be executed in one or more counterparts, all of which shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.
IN WITNESS WHEREOF, the parties have executed this Reimbursement Agreement the day and year first above written.

“REIMBURSORS”

BOYER-ST MARKS MEDICAL ASSOCIATES, LTD

BY:	THE BOYER COMPANY, L.C., a Utah
Limited liability company, its General Partner

By:
Name:
	Its:	General Partner

BOYER MCKAY-DEE ASSOCIATES, LTD

By:	THE BOYER COMPANY, L.C., A Utah limited
liability company, its General Partner

By:
Name:
	Its:	General Partner

BOYER-ST MARKS MEDICAL ASSOCIATES #2, LTD

BY:	THE BOYER COMPANY, L.C., a Utah limited
liability company, its General Partner

By:
Name:
	Its:	General Partner

BOYER-OGDEN MEDICAL ASSOCIATES, LTD

By:	THE BOYER COMPANY, L.C., A Utah limited
liability company, its General Partner

By:
Name:
	Its:	General Partner

BOYER-OGDEN MEDICAL ASSOCIATES NO. 2, LTD

By:	THE BOYER COMPANY, L.C., A Utah limited
liability company, its General Partner

By:
Name:
	Its:	General Partner

BOYER-SALT LAKE INDUSTRIAL CLINIC ASSOCIATES,
LTD

By:	THE BOYER COMPANY, L.C., A Utah limited
liability company, its General Partner

By:
Name:
	Its:	General Partner

BOYER-DAVIS NORTH MEDICAL ASSOCIATES, LTC

BY:	THE BOYER COMPANY, L.C., a Utah limited
liability company, its General Partner

By:
Name:
	Its:	General Partner

BOYER PRIMARY CARE CLINIC ASSOCIATES, LTD #2

By:	THE BOYER COMPANY, L.C., A Utah limited
liability company, its General Partner

By:
Name:
	Its:	General Partner

BOYER CENTERVILLE CLINIC COMPANY, L.C.

By:	THE BOYER COMPANY, L.C., A Utah limited
liability company, its Manager

By:
Name:
	Its:	Manager

BOYER GRANTSVILLE MEDICAL, L.C.

By:	THE BOYER COMPANY, L.C., A Utah limited
liability company, its Manager

By:
Name:
	Its:	Manager

BOYER ELKO, L.C.

BY:	THE BOYER COMPANY, L.C., a Utah limited
liability company, its Manager

By:
Name:
	Its:	General Partner

BOYER IOMEGA, L.C.

By:	THE BOYER COMPANY, L.C., A Utah limited
liability company, its Manager

By:
Name:
	Its:	Manager

BOYER PROVIDENCE MEDICAL ASSOCIATES, L.C.

By:	ITS MANAGERS:

SPRING CREEK MEDICAL BUILDING, L.L.C.,
a Utah limited liability company

By:
Name:
	Its:	General Partner

BOYER BPMA HOLDINGS, L.C., a Utah limited
liability company

	By:	THE BOYER COMPANY, L.C., a Utah
limited liability company, its Manager

By:
Name:
Its: Manager

SPRING CREEK MEDICAL BUILDING, L.L.C.

By:
Name:
Its:	General Partner

BOYER CASTLE DALE MEDICAL CLINIC, L.L.C.

By:	THE BOYER COMPANY, L.C., A Utah limited
liability company, its General Partner

By:
Name:
	Its:	General Partner

"COMPANY"

HCPI/UTAH, L.L.C., a Delaware limited liability company

By:	HEALTH CARE PROPERTY INVESTORS, INC., a
Maryland corporation, its Manager

By:
Name:
Its:

EXHIBIT A
Reimbursors and Their Allocable Shortfall Percentages and Maximum Liability

Name	Shortfall Percentage	Maximum Liability
Boyer-St. Marks Medical Associates, Ltd	15.2905%	$500,000
Boyer McKay-Dee Associates, Ltd..	9.1743	300,000
Boyer St. Mark’s Medical Associates #2, Ltd.	9.1743	300,000
Boyer-Ogden Medical Associates, Ltd.	18.3486	600,000
Boyer Ogden Medical Associates No. 2, Ltd	6.1162	200,000
Boyer-Salt Lake Industrial Clinic Associates, Ltd.	3.0562	100,000
Boyer-Davis North Medical Associates, Ltd.	3.0582	1000,000
Boyer Primary Care Clinic Associates, Ltd. #2.	3.9755	130,000
Boyer Centerville Clinic Company, L.C.	3.6697	120,000
Boyer Grantsville Medical, L.C.	2.4465	80,000
Boyer Elko, L.C.	4.5872	150,000
Boyer Iomega, L.C.	10.0917	330,000
Boyer Providence medical Associates, L.C.	3.6697	120,000
Spring Creek Medical Building, L.L.C.	3.6697	120,000
Boyer Castle Dale Medical Clinic, L.L.C.	3.6697	120,000

AMENDMENT NO. 9
TO AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF HCPI/UTAH, LLC,
A Delaware limited liability company
THIS AMENDMENT NO.9 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF HCPI/UTAH, LLC (“Amendment”) is made and entered into effective as of October 30, 2001 by HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the “Managing Member”), and each of the Non-Managing Members signatories hereto (the “Non-Managing Members”).
RECITALS
A.Managing Member and each of the persons whose names are set forth on Exhibit A thereto entered into an Amended and Restated Limited Liability Company Agreement of HCPI/Utah dated as of January 20, 1999, as amended by Amendment No. l to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of June 30, 1999, further amended by Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of November 12, 1999, further amended by Amendment No. 3 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of January 12, 2000, further amended by Amendment No.4 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of March 1, 2000, further amended by Amendment No. 5 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC dated as of December 1, 2000, further amended by Amendment No.6 to Amended and Restated Limited Liability Company Agreement of HCPI Utah, LLC, dated as of March 15, 2001, further amended by Amendment No. 7 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC, dated as of March 30, 2001 further amended by Amendment No. 8 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah, LLC, dated as of October 1, 2001 (as so amended, the “LLC Agreement”).
AMENDMENT
NOW, THEREFORE in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:
1.Second Exchange Date. The definition of “Second Exchange Date” contained in Article I is hereby deleted and replace with the following:

“Second Exchange Date” means August 17, 2002.
2.Third Exchange Date. The following definition of “Third Exchange Date” shall be added to Article I:
“Third Exchange Date” means the “Second Exchange Date” as such term is defined in that certain Amended and Restated Limited Liability Company

Agreement of HCPI/Utah II, LLC dated as of August 17, 2001, as amended by that certain Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of HCPI/Utah II, LLC dated as of October 30, 2001.
3.Specified Exchange Date. The definition of “Specified Exchange Date” contained in Article I is hereby deleted and replaced with the following:
“Specified Exchange Date” means (A) in the case of an Exchange pursuant to Section 8.6.A hereof, (i) the First Exchange Date if a Notice of Exchange is received by the Managing Member not less than thirty (30) days prior to the First Exchange Date in respect of any First Traunch Non-Managing Member Unit, (ii) the sixtieth (60th) calendar day (or, if such a day is not a Business Day, the next following Business Day) after the receipt by the Managing Member of a Notice of Exchange if such notice is received by the Managing Member pursuant to the provisions of Section 8.6.A hereof more than sixty (60) calendar days prior to the Second Exchange Date in respect of any Second Traunch Non-Managing Member Unit, (iii) the Second Exchange Date if a Notice of Exchange is received by the Managing Member less than sixty (60) but not less than thirty (30) calendar days prior to the Second Exchange Date in respect of any Second Traunch Non-Managing Member Unit, (iv) the Third Exchange Date if a Notice of Exchange is received by the Managing Member less than sixty (60) but not less than thirty (30) calendar days prior to the Third Exchange Date in respect of any Third Traunch Non-Managing Member Unit, or (iv) in all other events, the thirtieth (30th) calendar day (or, if such day is not a Business Day, the next following Business Day) after the receipt by the Managing Member of a Notice of Exchange, provided, however, that, notwithstanding any other provisions set forth herein, in no event shall a Specified Exchange Date as to any LLC Unit occur prior to the first anniversary of the issuance of such LLC Unit by the Company; provided further, that the Specified Exchange Date, as well as the closing of an Exchange on any Specified Exchange Date may be deferred, in the Managing Member’s sole and absolute discretion, for such time (but in any event not more than 150 days in the aggregate) as may reasonably be required to effect, as applicable, (i) necessary funding arrangements, (ii) compliance with the Securities Act or other law (including, but not limited to, (a) state “blue sky” or other securities laws and (b) the expiration or termination of the applicable waiting period, if any, under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended) and (iii) satisfaction or waiver of other commercially reasonable and customary closing conditions and requirements for a transaction of such nature, and (B) in the case of the delivery of a Call Notice pursuant to Section 13.2 hereof, the 10th calendar day (or, if such day is not a Business Day, the next following Business Day) after the mailing to the applicable Non-Managing members of a Call Notice.
4.Exchange Rights. The first two sentences of Subsection A of Section 8.6 are hereby deleted and replaced with the following:

On or after the First Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Member which were issued by the Company on the Initial Closing Date (the “First Traunch Non-Managing Member Units”), and on or after the Second Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing Member Units held by such Non-Managing Members as of August 17, 2001, which were issued by the Company at any time after the Initial Closing Date (the “Second Traunch Non-Managing Member Units”), and on or after the Third Exchange Date, each Non-Managing Member shall have the right (subject to the terms and conditions set forth herein) to require the Managing Member to acquire all or a portion of those Non-Managing member Units held by such non-Managing Members which were issued by the Company at any time after the Second Exchange Date (the “Third Traunch Non-Managing Member Units”) (all such Non-Managing Member Units being hereafter called “Tendered Units”) in exchange (an “Exchange”) for, at the election of an in the sole and absolute discretion of the Managing Member, either the Cash Amount or a number of REIT Shares equal to the REIT Shares Amount payable on the Specified Exchange Date. Notwithstanding the foregoing, a third party lender that has acquired a Membership Interest upon the foreclosure of debt secured by such Membership Interest in accordance with Section 11.3.A hereof shall have the right to tender such Non-Managing Member Units for Exchange (subject to the terms and conditions set forth herein) and require the Managing Member to acquire all of those Non-Managing Member Units which were acquired by such lender pursuant to such foreclosure and which were issued by the Company at least one year prior to the related Specified Exchange Date regardless of whether the Second Exchange Date or the Third Exchange Date, as applicable, will have occurred by the related Specified Exchange Date.
5.Effect of Amendment. Except to the extent expressly modified by this Amendment, the LLC Agreement remains in full force and effect
6.Conflicting Terms. Wherever the terms of this Amendment and the terms and conditions of the LLC Agreement are in conflict, the terms of this Amendment shall be deemed to supersede the conflicting terms of the LLC Agreement.
7.Defined Terms. All terms used in this Amendment with initial capital letters and not defined herein shall have the meaning given to such terms in the LLC Agreement.

[remainder of page intentionally
left blank – signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment of the date first written above.

“MANAGING MEMBER”		“NON-MANAGING MEMBERS”

HEALTH CARE PROPTERY		BOYER PROVIDENCE MEDICAL
INVESTORS, INC., a Maryland		ASSOCIATES, L.C.
Corporation

		By:	ITS MANAGERS:

By:	/s/ Edward J. Henning		SPRING CREEK MEDICAL
Name:	Edward H. Henning		BUILDING, L.L.C., a Utah limited
liability company
Title:	Senior Vice President, General
	Counsel and Corporate Secretary		By:	/s/ Tom Rees
			Name:	Tom Rees
			Its:	Member

BOYER-BPMA HOLDINGS, L.C., a
Utah limited liability company

			By:	THE BOYER COMPANY,
L.C., a Utah limited liability
company, its Manager

				By:	/s/ Kem Gardner
				Name:	Kem Gardner
				Its:	Manager

“NON-MANAGING MEMBERS”
(Continued)

THE BOYER COMPANY, L.C., a Utah limited liability company, in its capacity as Managing Member of each limited liability company named below as a “Boyer Managed Entity” and in its capacity as General Partner of each limited partnership named below as a “Boyer Managed Entity”

		By:	/s/ Kem Gardner
		Name:	Kem Gardner
		Its:	Manager

“Boyer Managed Entities”
Boyer-St. Marks Medical Associates, Ltd.
Boyer-McKay-Dee Associates, Ltd.
Boyer-St. Marks Medical Associates #2, Ltd.
Boyer-Ogden Medical Associates, Ltd
Boyer-Ogden Medical Associates No. 2, Ltd.
Boyer-Salt Lake Industrial Clinic Associates, Ltd.
Boyer-Davis North Medical Associates, Ltd.
Boyer Primary Care Clinic Associates, Ltd. #2
Boyer Centerville Clinic Company, L.C.
Boyer Grantsville Medical, L.C.
Boyer Elko, L.C.
Boyer Iomega, L.C.
Boyer Providence Medical Associates, L.C.
Boyer Castle Dale Medical Clinic, L.L.C.